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

     ----------------                                                            -------------------
         NUMBER                                                                         SHARES

      PEN                                P E N T E G R A
     ----------------              PENTEGRA DENTAL GROUP, INC.                   -------------------
       COMMON STOCK     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      PAR VALUE $.001
                                                                                      PER SHARE
                                                                                  CUSIP 709637 10 2
                                                                               SEE REVERSE FOR CERTAIN
                                                                               DEFINITIONS AND LEGENDS


This Certifies that






is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                                      PENTEGRA DENTAL GROUP, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Delaware and all of the provisions of the
Restated Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                 Dated:


                                                                     COUNTERSIGNED AND REGISTERED:
                                                                       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                             (Jersey City, NJ)
                                               [SEAL]                                              TRANSFER AGENT
                                                                                                    AND REGISTRAR

      /s/ Gary S. Glatter            /s/ Kim Rozman                  BY

        PRESIDENT AND
    CHIEF EXECUTIVE OFFICER            SECRETARY                                               AUTHORIZED OFFICER


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                               PENTEGRA DENTAL GROUP, INC.

   The Corporation is authorized to issue Common Stock, par value $.001 per share and Preferred Stock, par value $.001 per share.
The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of
Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any
certificate of designations. Any such request shall be made to the Secretary of the Corporation at the offices of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- _____________ Custodian _______________
   TEN ENT -- as tenants by the entireties                                               (Cust)                  (Minor)
   JT TEN  -- as joint tenants with right of                                         under Uniform Gifts to Minors
              survivorship and not as tenants                                        Act ___________________________________
              in common                                                                        (State)
                                                                UNIF TRF MIN ACT --  ____________ Custodian (until age _____)
                                                                                        (Cust)
                                                                                     ________________ under Uniform Transfers
                                                                                     to Minors Act __________________________
                                                                                                            (State)

                          Additional abbreviations may also be used though not in the above list.

                                                            ASSIGNMENT

   For Value Received, _________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  ______________________________________
  |                                    |
  |                                    |
_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
                       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________ Attorney
to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated _________________________________

                                                                            X _______________________________________________
                                                                                                  (SIGNATURE)

                NOTICE:
            THE SIGNATURE(S) TO
            THE ASSIGNMENT MUST
            CORRESPOND WITH THE
            NAME(S) AS WRITTEN                --------------->              X _______________________________________________
            UPON THE FACE OF THE                                                                  (SIGNATURE)
            CERTIFICATE IN EVERY
            PARTICULAR, WITHOUT
            ALTERATION OR ANY
            CHANGE WHATEVER.
                                                                            _________________________________________________
                                                                               THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                                                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                                                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                                               AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                                               APPROVED SIGNATURE GUARANTEE PROGRAM),
                                                                               PURSUANT TO S.E.C. RULE 17Ad-16.
                                                                            _________________________________________________
                                                                               SIGNATURE(S) GUARANTEED BY:






                                                                            _________________________________________________

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